UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 28, 2022

The Music Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39985	85-3819449
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9000 W. Sunset Blvd #1500 Hollywood, CA	90069
(Address of principal executive offices)	(Zip Code)

(747) 203-7219

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	TMAC.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	TMAC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement

The Music Acquisition Corporation (the “Company”), a Delaware corporation, entered into (a) that certain promissory note, dated as of February 25, 2022, in favor of Neil Jacobson, the Company’s Chief Executive Officer (the “CEO”) in the principal amount of up to $250,000 (the “Neil Jacobson Promissory Note”), pursuant to which the Company borrowed an aggregate of $250,000 on an interest free basis (the “Neil Jacobson Promissory Note Obligation”) and (b) that certain promissory note, dated as of February 25, 2022, in favor of Todd Lowen, the Company’s Chief Financial Officer and Chief Operating Officer (the “CFO” or “COO”) in the principal amount of up to $250,000 (the “Todd Lowen Promissory Note” and together with the Neil Jacobson Promissory Note, the “Promissory Notes”), pursuant to which the Company borrowed an aggregate of $250,000 on an interest free basis (the “Todd Lowen Promissory Note Obligation” and together with the Neil Jacobson Promissory Note Obligation, the “Promissory Note Obligations”).

The Company, CEO and CFO paid and satisfied the Promissory Notes and cancelled the Promissory Note Obligations in consideration for the Company’s issuance of 25,000 shares of Class B Common Stock (the “Conversion Shares”) to each of the CEO and CFO, respectively, and subject to the conditions set forth in (i) that certain Note Conversion and Stock Purchase Agreement entered into by and between the Company and the CEO (the “Neil Jacobson Note Conversion and Stock Purchase Agreement”) and (ii) that certain Note Conversion and Stock Purchase Agreement entered into by and between the Company and the CFO (the “Todd Lowen Note Conversion and Stock Purchase Agreement” and together with the Neil Jacobson Note Conversion and Stock Purchase Agreement, the “Note Conversion and Stock Purchase Agreements”), each dated as of November 28, 2022.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.02 above regarding the Note Conversion and Stock Purchase Agreements is incorporated herein by reference. In connection with the Note Conversion and Stock Purchase Agreements, on November 28, 2022, the Company issued an aggregate of 16,310 shares of Class B Common Stock (collectively, the “Additional Shares”), in consideration of the payment of $163,100 in cash (the “Aggregate Purchase Price”). The issuance and sale of such securities and the Conversion Shares were exempt from registration under the Securities Act pursuant to Rule 506(b) of Regulation D thereunder and/or Section 4(a)(2) thereof as a transaction by the Company not involving any public offering.

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 30, 2022, the Company held a special meeting of stockholders (the “Special Meeting”) in connection with a proposed amendment to its amended and restated certificate of incorporation to change the date by which it must consummate an initial business combination, as described in the proxy statement filed by the Company with the SEC on November 3, 2022 (the “Proxy Statement”). Present at the Special Meeting were holders of 23,945,950 of the Company’s common stock (the “Common Stock”) virtually or by proxy, representing 83.29% of the voting power of the Common Stock as of October 31, 2022, the record date for the Special Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 28,750,000 shares of Common Stock issued and outstanding, consisting of 23,000,000 shares of Class A common stock, par value $0.0001 (the “Class A Common Stock”), and 5,750,000 shares of Class B common stock.

At the Special Meeting, the Company’s stockholders approved the Charter Amendment Proposal, the Trust Amendment Proposal and the Auditor Ratification Proposal, in each case as defined and described in greater detail in the Proxy Statement. The Adjournment Proposal, as defined and described in greater detail in the Proxy Statement, was not presented to the Company’s stockholders as the Charter Amendment Proposal, the Trust Amendment Proposal and the Auditor Ratification Proposal each received a sufficient number of votes for approval.

Set forth below are the final voting results for all the proposals presented at the Special Meeting:

The Charter Amendment Proposal

The proposal to adopt an amendment to the Company’s amended and restated certificate of incorporation to change the date by which the Company must consummate its initial business combination was approved. The voting results were as follows:

For	Against	Abstentions	Broker Non-Vote
21,170,595	54	103	2,775,198

The Trust Amendment Proposal

The proposal to amend the Company’s investment management trust agreement to change the date on which the trustee must commence liquidation of the trust account was approved. The voting results were as follows:

For	Against	Abstentions	Broker Non-Vote
21,170,695	54	3	2,775,198

The Auditor Ratification Proposal

The proposal to ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was approved. The voting results were as follows:

For	Against	Abstentions	Broker Non-Vote
23,433,111	0	512,839	0

Stockholders holding 22,367,351 shares of Class A Common Stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account. As a result, $224,698,655.36 (approximately $10.05 per share) will be removed from the Company’s trust account to pay such stockholders.

Item 7.01	Regulation FD Disclosure.

On December 1, 2022, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is filed hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated December 1, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MUSIC ACQUISITION CORPORATION

By:	/s/ Neil Jacobson
	Name:	Neil Jacobson
	Title:	Chief Executive Officer

Date: December 1, 2022

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